Pursuant to 17 CFR 240.24b-2, confidential information (indicated by [***]) has been omitted and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

Exhibit 10.4

AMENDMENT NUMBER 3

Amendment Date: December 1, 2005

To

MICROSOFT OEM EMBEDDED OPERATING SYSTEMS LICENSE AGREEMENT FOR REFERENCE PLATFORM DEVICES

Between MICROSOFT LICENSING, GP, A general partnership organized under the laws of: State of Nevada, USA

And PALM, INC A Corporation of Delaware

Agreement Effective Date: February 1, 2005

MS Agreement Number: 5140570011

Effective as of the Amendment Date indicated above, the below signed parties agree that the indicated portions of the above referenced Agreement (hereinafter the “Agreement”) are hereby amended by this instrument (hereinafter the “Amendment”), as follows:

1. The attached COMPANY SUBSIDIARIES SCHEDULE is hereby added to the Agreement.

All capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement. The terms of this Amendment shall supersede any inconsistent terms contained in the Agreement.

IN WITNESS WHEREOF, the parties have executed this Amendment in duplicate as of the date first written above. All signed copies of this Amendment shall be deemed originals. This Amendment is executed only in the English language.

MICROSOFT LICENSING, GP	PALM, INC.
A general partnership organized under the laws of: State of Nevada, USA	A Corporation organized under the laws of: Delaware, USA

/s/ [***]	/s/ [***]
By (Signature)	By (Signature)

[***]	[***]
Name (Printed)	Name (Printed)

Sr. Program Manager	VP Corporate Development
Title	Title

January 18, 2006	January 6, 2006
Date	Date

CONFIDENTIAL

31609v4 Amendment to the Microsoft OEM Embedded Operating Systems For Reference Platform Devices

Form 2.8. 12

Tracking Number: 5140570058-1

COMPANY SUBSIDIARIES SCHEDULE

For purposes of this License Agreement, the term “COMPANY Subsidiary” shall mean a legal entity (a) that is listed below; and (b) of which more than fifty percent (50%) of the stock or other ownership interest entitled to vote for the election of directors or managing authority, or control or otherwise direct decisions for such entity, is directly owned by COMPANY, but only so long as such ownership exists.

COMPANY authorizes each COMPANY Subsidiary listed below to exercise rights under this License Agreement. By completing this Schedule, COMPANY agrees to the Additional Provisions set forth below.

Additional COMPANY Subsidiaries may be added only by amendment of this Schedule. A legal entity that distributes Licensed Product already embedded in a fully assembled Device as received from COMPANY or a COMPANY Subsidiary is not required to be listed in this COMPANY Subsidiaries Schedule.

Palm Europe Limited Buckhurst Court, London Road Wokingham, Bershire RG40 1PA England Attn: [***] Tel: [***] Fax: [***]	Palm Global Operations 25/28 North Wall Quay Dublin 1, Ireland Attn: [***] Tel: [***] Fax: [***]

Palm Singapore Millenia Tower 1 Temasek Avenue Singapore 039192 Attn: [***] Tel: [***] Fax: [***]	Palm Asia Pacific 18/F One International Finance centre 1 Harbour View Street Central Hon Kong Attn: [***] Tel: [***] Fax: [***]

Palm Commercio de Aparelhos Electronics Ltda Al Rio Negro 18 andar Alphaville Barueri / SP Attn: [***] Tel: [***] Fax: [***]	Palm Ireland Investment 950 W Maude Blvd Sunnyvale, CA 94085-2801 Attn: [***] Tel: [***] Fax: [***]

Additional Provisions

(a) COMPANY Subsidiary may not exercise any rights or receive any confidential information from COMPANY under this License Agreement until thirty (30) days after it has delivered to MS a signed COMPANY Subsidiary Agreement in the form indicated in Attachment 1 to this Schedule.

(b) COMPANY Subsidiary’s exercise of rights under this License Agreement shall be subject to all terms and conditions set forth in this License Agreement. COMPANY irrevocably and unconditionally guarantees the compliance of each COMPANY Subsidiary with this License Agreement, and shall be jointly and severally liable with each COMPANY Subsidiary for breach of this License Agreement by such COMPANY Subsidiary.

(c) MS may require ARs to refuse or limit orders placed by a COMPANY Subsidiary that in MS’ sole opinion are in quantities greater than COMPANY Subsidiary will be able to distribute or make timely payment for in compliance with this License Agreement. MS also may suspend any rights of COMPANY and/or any COMPANY Subsidiary under this License Agreement and/or require ARs to refuse or limit orders placed by COMPANY or any COMPANY Subsidiary if COMPANY or any COMPANY Subsidiary fails to comply with any provision of this License Agreement (or any other agreement between COMPANY or any COMPANY Subsidiary and MS or MSCORP).

(d) All orders placed with ARs, and payments to ARs, shall be made only by COMPANY or a COMPANY Subsidiary. Licensed Product shipments made by or for MS and ARs may be delivered only to locations owned or controlled by COMPANY or a COMPANY Subsidiary.

(e) COMPANY shall comply with the Sales-Out and Royalty Reporting Guidelines including consolidating sales-out reports, royalty payments and other required reports on behalf of COMPANY and each COMPANY Subsidiary. MS may request COMPANY to provide royalty or other reports that specify information by COMPANY and each COMPANY Subsidiary.

2

CONFIDENTIAL

Amendment Number 3 dated December 1, 2005 to Microsoft OEM Embedded Operating Systems License Agreement For Reference Platform Devices # 5140570011 dated February 25, 2005

Tracking Number: 5140570058-1

(f) Royalties are separate from, and in addition to, any charges by the AR for APM ordered by COMPANY Subsidiary. Royalties also exclude any taxes, duties, fees, excises or tariffs imposed on any of COMPANY Subsidiary’s activities in connection with this License Agreement. Such charges, taxes, duties, fees, excises or tariffs, if any, shall be paid by COMPANY or COMPANY Subsidiary.

(g) The rights or obligations of each COMPANY Subsidiary shall not be assigned or sublicensed by COMPANY Subsidiary (by contract, merger, operation of law, or otherwise).

(h) In addition to the events of noncompliance described in the General Terms and Conditions Section 14 (Noncompliance and Cancellation), MS may suspend, cancel or terminate this License Agreement upon any material default or continuing default by COMPANY Subsidiary under this License Agreement.

(i) Upon expiration, cancellation or termination of this License Agreement, each COMPANY Subsidiary may retain one (1) unit of each Licensed Product for support purposes only.

(j) COMPANY obligations set forth in General Terms and Conditions Section 9 (Audit) shall extend to maintenance on COMPANY premises of copies of corresponding COMPANY Subsidiary records and books of account. MS rights set forth in General Terms and Conditions Section 9 (Audit) shall extend in full to COMPANY Subsidiaries.

3

CONFIDENTIAL

Amendment Number 3 dated December 1, 2005 to Microsoft OEM Embedded Operating Systems License Agreement For Reference Platform Devices # 5140570011 dated February 25, 2005

Tracking Number: 5140570058-1

ATTACHMENT 1 TO

COMPANY SUBSIDIARIES SCHEDULE

(Sample Form)

[To be printed on COMPANY Subsidiary’s Letterhead]

<<INSERT DATE THIS LETTER IS EXECUTED BY COMPANY SUBSIDIARY>>

<<TAGNAME:: OPERATINGCENTERADDRESS>>

To Whom It May Concern:

In consideration of <<TAGNAME:: OPERATINGCENTERNAME>> (“MS”) accepting this letter and thereby entitling, <<INSERT COMPANY SUBSIDIARY NAME>>, a corporation of <<INSERT COMPANY SUBSIDIARY STATE OR COUNTRY OF INCORPORATION>> (“COMPANY Subsidiary”) to exercise any of the rights granted by <<TAG::COMPANY NAME>>,, a corporation of <<TAG::INCORP>> (“COMPANY”) to COMPANY Subsidiary pursuant to the Microsoft OEM Embedded Operating Systems License Agreement for Reference Platform Devices dated <<TAG::EFFECTIVE DATE>> between COMPANY and MS (MS Agreement No. <<TAG::AGREEMENTNUMBER>>) (“License Agreement”). COMPANY Subsidiary hereby covenants and agrees with MS that COMPANY Subsidiary will comply with all obligations of COMPANY under such License Agreement.

COMPANY Subsidiary acknowledges that its agreement herein is a condition for COMPANY Subsidiary to exercise any of the rights granted by COMPANY to COMPANY Subsidiary pursuant to the terms of the License Agreement. COMPANY Subsidiary shall be jointly and severally liable to MS and its Suppliers for all obligations related to COMPANY Subsidiary’s exercise of license rights or receipt of confidential information under the License Agreement, including but not limited to the payment of royalties for Licensed Product(s).

Capitalized terms used herein and not otherwise defined shall have the same meaning as in the License Agreement.

IN WITNESS WHEREOF, COMPANY Subsidiary has executed this letter as of the date specified above. All signed copies of this letter shall be deemed originals.

<<INSERT COMPANY SUBSIDIARY NAME>>

<<Signature>>

<<Name and Title of Signatory (Printed or Typed)>>

4

CONFIDENTIAL

Amendment Number 3 dated December 1, 2005 to Microsoft OEM Embedded Operating Systems License Agreement For Reference Platform Devices # 5140570011 dated February 25, 2005

Tracking Number: 5140570058-1